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                                                                 EXHIBIT (17)(b)

                               [PRELIMINARY COPY]


                     THE COMPASS CAPITAL GROUP OF FUNDS(R)
                            [MUNICIPAL MONEY FUND]


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COMPASS CAPITAL GROUP OF FUNDS(R) ("COMPASS") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF SEI FINANCIAL MANAGEMENT CORPORATION, 680 EAST SWEDESFORD ROAD, WAYNE, PA 19087 ON DECEMBER __,1995 AT _____ A.M. EASTERN TIME.

         THE UNDERSIGNED HEREBY APPOINTS ____________ AND ___________, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED MEETING, AND AT ANY ADJOURNMENT THEREOF, ALL SHARES OF THE COMPASS _______________ FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON ____________, 1995, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

         EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON, AND IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.




TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-----------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)
                         COMPASS [MUNICIPAL MONEY FUND]


VOTE ON PROPOSAL

 FOR    AGAINST   ABSTAIN
 /  /     /  /      /  /
                                       1. PROPOSAL TO APPROVE AN ASSET
                                          PURCHASE AGREEMENT PROVIDING
                                          FOR (A) THE TRANSFER OF THE
                                          ASSETS AND LIABILITIES OF THE
                                          FUND TO A CORRESPONDING
                                          PORTFOLIO OF THE PNC(R) FUND,
                                          (THE "COMPASS TRANSACTION"),
                                          AND (B) THE APPROVAL OF AN INTERIM
                                          INVESTMENT ADVISORY AGREEMENT
                                          [AND SUB-ADVISORY AGREEMENT] FOR
                                          THE FUND IF THE

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                                          MERGER OF MIDLANTIC CORPORATION AND
                                          PNC BANK CORP. OCCURS BEFORE THE
                                          CLOSING ON THE COMPASS TRANSACTION.



                                       2. IN THEIR DISCRETION, THE PROXIES
                                          ARE AUTHORIZED TO TRANSACT SUCH
                                          OTHER BUSINESS AS MAY PROPERLY
                                          COME BEFORE THE SPECIAL MEETING
                                          OR ANY ADJOURNMENT THEREOF.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.


         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



         ------------------------   --------------------------------
         SIGNATURE           DATE   SIGNATURE (JOINT OWNERS)   (DATE)

                               [PRELIMINARY COPY]


                        THE BFM INSTITUTIONAL TRUST INC.
                          [SHORT DURATION PORTFOLIO]


         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE BFM INSTITUTIONAL TRUST INC. ("BIT") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF BLACKROCK FINANCIAL MANAGEMENT INC., 345 PARK AVENUE, NEW YORK, NEW YORK 10154 ON DECEMBER __,1995 AT _____ A.M. EASTERN TIME.

         THE UNDERSIGNED HEREBY APPOINTS ____________ AND ___________, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED MEETING, AND AT ANY ADJOURNMENT THEREOF, ALL SHARES OF THE BIT _____________ PORTFOLIO (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON ____________, 1995, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

         EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON, AND IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.




TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

----------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)
                         BIT SHORT DURATION PORTFOLIO




VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
/ /      / /       / /                1. PROPOSAL TO APPROVE AN ASSET PURCHASE
                                         AGREEMENT PROVIDING FOR THE TRANSFER
                                         OF THE ASSETS AND LIABILITIES OF
                                         THE FUND TO A CORRESPONDING PORTFOLIO
                                         OF THE PNC(R) FUND.

                                      2. IN THEIR DISCRETION, THE PROXIES ARE
                                         AUTHORIZED TO TRANSACT SUCH OTHER
                                         BUSINESS AS MAY PROPERLY COME BEFORE
                                         THE SPECIAL MEETING OR ANY ADJOURNMENT
                                         THEREOF.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



         ------------------------   --------------------------------
         SIGNATURE           DATE   SIGNATURE (JOINT OWNERS)   (DATE)